                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     December 5, 2006
                                                  ------------------------------

                    LB-UBS Commercial Mortgage Trust 2006-C7
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc., UBS Real Estate Investments Inc. and
                          KeyBank National Association
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               (Exact Name of Sponsor as Specified in Its Charter)

 Delaware                            333-129844-04         82-0569805
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(State or Other Jurisdiction          (Commission          (IRS Employer
of Incorporation of Registrant)       File Number)         Identification No. of
                                                           Registrant)

745 Seventh Avenue, New York, New York                     10019
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                Explanatory Note
                                ----------------

         Structured Asset Securities Corporation II is filing this amendment on
February 14, 2007 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 21, 2006, to make certain conforming modifications to the Pooling and Servicing Agreement.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On December 5, 2006, a pooling and servicing agreement dated as of
November 13, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II (the "Registrant") as
depositor, Wachovia Bank, National Association as master servicer, LNR Partners,
Inc. as special servicer, and LaSalle Bank National Association as trustee. The
Pooling and Servicing Agreement was entered into for the purpose of creating a
New York common law trust, designated as LB-UBS Commercial Mortgage Trust
2006-C7 (the "Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2006-C7, Commercial Mortgage
Pass-Through Certificates, Series 2006-C7 (the "Certificates"). The Pooling and
Servicing Agreement is annexed hereto as Exhibit 4.1.

         Exhibit 4.1 to this amendment on Form 8-K/A amends and supersedes in its entirety Exhibit 4.1 to the Form 8-K of the Issuing Entity previously filed on December 21, 2006 (accession no. 0000950136-06-010468).

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Shell Company Transactions:
    ---------------------------

         Not applicable.

(d) Exhibits:
    ---------

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Exhibit No.  Description

4.1          Pooling and Servicing Agreement dated as of November 13, 2006 among
             Structured Asset Securities Corporation II as depositor, Wachovia
             Bank, National Association as master servicer, LNR Partners, Inc.
             as special servicer and LaSalle Bank National Association as trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 14, 2007

                                   STRUCTURED ASSET SECURITIES
                                   CORPORATION II

                                     By:  /s/ David Nass
                                         ---------------------------
                                         Name: David Nass
                                         Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

4.1          Pooling and Servicing Agreement dated as of November 13, 2006 among
             Structured Asset Securities Corporation II as depositor, Wachovia
             Bank, National Association as master servicer, LNR Partners, Inc.
             as special servicer and LaSalle Bank National Association as trustee.

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